LEGG MASON
                              INCOME TRUST, INC.:
                              -------------------
                              LEGG MASON U.S. GOVERNMENT
                              INTERMEDIATE-TERM PORTFOLIO
                              LEGG MASON INVESTMENT GRADE INCOME
                              PORTFOLIO
                              LEGG MASON HIGH YIELD PORTFOLIO
                              LEGG MASON U.S. GOVERNMENT MONEY
                              MARKET PORTFOLIO




                                   PRIMARY CLASS PROSPECTUS April 28, 2000

                                   THE ART OF INVESTING(SM)




                              As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

About the funds:
---------------

   1          Investment objectives and policies
   6          Principal risks
   9          Performance
  14          Fees and expenses of the funds
  16          Management


About your investment:
---------------------

  18          How to invest
  20          How to sell your shares
  22          Account policies
  24          Services for investors
  26          Distributions and taxes
  28          Financial highlights

             LEGG MASON INCOME TRUST, INC.
[GRAPHIC]
             INVESTMENT OBJECTIVES AND POLICIES
             ----------------------------------

The Legg Mason Income Trust, Inc. offers four series: Legg Mason U.S. Government Intermediate-Term Portfolio ("Government Intermediate"), Legg Mason Investment Grade Income Portfolio ("Investment Grade"), Legg Mason High Yield Portfolio ("High Yield") and Legg Mason U.S. Government Money Market Portfolio ("Government Money Market").

Western Asset Management Company ("Western Asset" or "Adviser") is the funds' investment adviser. Western Asset's approach in managing these four funds revolves around an investment outlook developed by its Investment Strategy Group, a team of senior professionals that meets at least twice a week to review developments in the economy and the markets. Based on their consensus view of the economic outlook for the following six months, this group arrives at a recommended portfolio structure, including targets for duration, yield curve exposure, and sector allocation. Western Asset's Portfolio Management Group implements the strategy in a manner consistent with the investment policies of each fund, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities. Each fund is managed in accordance with the investment objective and policies described below.

U. S. Government Intermediate-Term Portfolio

Investment objective: high current income consistent with prudent investment risk and liquidity needs.

Principal investment strategies:

Under normal circumstances, the fund invests at least 75% of its total assets in obligations issued or guaranteed by the U.S. Government, its agencies or
instrumentalities,   or  repurchase   agreements  secured  by  such  securities.
Investments in mortgage-related securities issued by governmental or government-related entities are included in the 75% limitation.

The balance of the fund, up to 25% of its total assets, may be invested in commercial paper and investment grade debt securities rated within one of the four highest grades assigned by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or unrated securities judged by the Adviser to be of comparable quality.

Although it can invest in securities of any maturity, the fund normally expects to maintain a dollar-weighted average maturity of between three and ten years.

For temporary defensive purposes or pending investment, the fund may invest without limit in cash and U.S. dollar denominated money market instruments, including repurchase agreements, having shorter than usual maturities. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective.

Investment Grade Income Portfolio

Investment objective: high level of current income through investment in a diversified portfolio of debt securities.

Principal investment strategies:

The fund invests primarily in fixed-income securities that the Adviser considers to be investment grade. Although the fund can invest in securities of any maturity, it normally expects to maintain a dollar-weighted average maturity of between five and twenty years.

The fund invests, under normal circumstances, at least 75% of its total assets in the following types of investment grade fixed-income securities:

    o debt securities that are rated at the time of purchase within the four highest grades assigned by a NRSRO, or judged by the Adviser to be of comparable quality;

    o securities of, or guaranteed by, the U.S. Government, it agencies or instrumentalities;

    o commercial paper and other money market instruments that are rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's at the date of investment, or if unrated by Moody's or S&P, judged by the Adviser to have investment quality comparable to securities that may be purchased under the first item above; bank certificates of deposit; and bankers' acceptances; and

    o preferred stocks (including step down preferred securities) rated no lower than Baa by Moody's or, if unrated by Moody's, judged by the Adviser to be of comparable quality.

The remainder of the fund's assets, not in excess of 25% of its total assets, may be invested in:

    o debt securities of issuers that are rated at the time of purchase below Moody's and S&P's four highest grades, but rated B or better by Moody's or S&P, or if unrated by Moody's or S&P, judged by the Adviser to be of comparable quality; and

    o securities that may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other equity interests.

Securities purchased by the fund may be privately placed. For temporary defensive purposes or pending investment, the fund may invest without limit in cash or U. S. dollar denominated money market instruments, having shorter than usual maturities. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective.

High Yield Portfolio

Investment   objectives:   high  current   income  and,   secondarily,   capital
appreciation.

Principal investment strategies:

The Adviser, under normal circumstances, invests at least 65% of the fund's total assets in high yield, fixed-income securities, including those commonly known as "junk bonds." Such securities include, but are not limited to: foreign and domestic debt securities of corporations and other issuers, preferred stocks, convertible securities, zero coupon securities, deferred interest securities, mortgage-backed securities, asset-backed securities, commercial paper and obligations issued or guaranteed by foreign governments or any of their respective political subdivisions, agencies or instrumentalities, including repurchase agreements secured by such instruments. Most fixed-income securities in which the fund invests are rated BBB or lower by S&P or Baa or lower by Moody's, or are unrated but deemed by the Adviser to be of equivalent quality.

The fund's remaining assets may be held in cash or money market instruments, or invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the fund or are acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. The remaining assets may also be invested in fixed-income securities rated above BBB by S&P or Baa by Moody's, securities comparably rated by another NRSRO, or deemed by the Adviser to be of equivalent quality.

The fund may invest up to 25% of its total assets in private placements and securities which, though not registered at the time of their initial sale, are issued with registration rights. This limitation does not apply to securities purchased pursuant to Rule 144A.

The fund may invest up to 25% of its total assets in securities denominated in foreign currencies, including securities of issuers based in emerging markets.

For temporary defensive purposes or pending investment, the fund may invest without limit in cash or U.S. dollar denominated money market instruments, having shorter than normal maturities. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective.

U. S. Government Money Market Portfolio

Investment  objective:   high  current  income  consistent  with  liquidity  and
conservation of principal.

Principal investment strategies:

The fund is a money market fund that seeks to maintain a net asset value of $1.00 per share. To achieve its objective, the fund adheres to the following practices:

    o it invests only in U.S. Government obligations, repurchase agreements secured by such instruments, and securities issued or guaranteed by multi-national development banks of which the U.S. is a member, such as the World Bank.

    o it invests at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements secured by such securities.

    o it buys money market securities maturing in 397 days or less. (It can also buy certain variable and floating rate securities the Adviser believes will act as though they have maturities of 397 days or less.)

    o it maintains a dollar-weighted average portfolio maturity of 90 days or less.

    o it buys only high-quality money market securities that the Adviser determines to present minimal credit risk.

[GRAPHIC] PRINCIPAL RISKS
          ---------------

In general:

There is no guarantee that any fund will achieve its objective. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Government Money Market seeks to maintain a net asset value of $1.00 per share, there can be no assurance that the fund will always be able to do so; investors can lose money by investing in the funds.

Debt securities:

Debt securities are subject to interest rate risk, which is the possibility that the market prices of the fund's investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the effect on its value when rates change.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the organizations issuing them and are not absolute guarantees as to quality.

Moody's considers debt securities rated Baa to have speculative characteristics. Debt securities rated below Baa/BBB are deemed by the ratings agencies to be speculative and may involve major risk of exposure to adverse conditions. High Yield may invest in securities rated as low as C by Moody's or D by S&P. These ratings indicate that the securities are highly speculative and may be in default or in danger of default as to principal and interest. Therefore, High Yield is subject to credit risk to a greater extent than the other funds.

Not all government securities are backed by the full faith and credit of the United States. Some are backed only by the credit of the issuing agency or instrumentality. Accordingly, there is at least a chance of default on these securities.

Call risk:

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

Special risks of high yield securities:

Securities rated below Baa/BBB are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer, than are higher rated securities. These securities may be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price. These securities constitute the primary focus of High Yield. Investment Grade can invest in these securities to a limited extent.

Special risks of mortgage-backed securities:

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. The effect on a fund's return is similar to that discussed above for call risk.

When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities.

Other risks:

The use of certain derivatives to hedge interest rate or other risks could affect fund performance if the derivatives do not perform as expected.

The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. In general, less information is publicly available about foreign companies than about U.S. companies. Some foreign governments have defaulted on principal and interest payments.

The investment strategies employed by the funds (except Government Money Market) often involve high turnover rates. This results in higher trading costs and could cause higher levels of realized capital gains.

[GRAPHIC]  PERFORMANCE
           -----------

The information below provides an indication of the risks of investing in a fund by showing changes in each fund's performance from year to year. Annual returns assume reinvestment of dividends and distributions, if any. Historical performance of a fund does not necessarily indicate what will happen in the future. A fund's yield is its net income over a recent 30-day (or 7-day with respect to a money market fund) period, expressed as an annualized rate of return. For a fund's current yield, call toll-free 1-800-822-5544.

                 Government Intermediate -- Primary Class shares

          YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%):

1990    1991    1992    1993     1994     1995    1996     1997    1998    1999
----    ----    ----    ----     ----     ----    ----     ----    ----    ----

9.10    14.40   6.26    6.64    -1.93    13.88    4.47     6.95    6.56   -0.48

                       DURING THE PAST TEN CALENDAR YEARS:

                                      Quarter Ended          Total Return
                                      -------------          ------------

           Best quarter:              June 30, 1995              4.76%
           Worst quarter:             March 31, 1994            -1.45%


In the following table, average annual total returns for the years ended December 31, 1999, are compared with the Lehman Intermediate Government/Corporate Index and Salomon Brothers Medium-Term Treasury/Government-Sponsored Index.

                                     1 Year          5 Years         10 Years
                                     ------          -------         --------

Government Intermediate              -0.48%            6.18%           6.46%

Lehman Intermediate
Government/Corporate Index           -2.15%            7.61%           7.65%

Salomon Brothers Medium-Term
Treasury/Government-Sponsored
Index                                 0.49%            6.95%           7.13%

The fund changed its comparative index from the Salomon Brothers Medium-Term Treasury/Government-Sponsored Index to the Lehman Intermediate Government/Corporate Index. While the duration of the two indices is similar, the Lehman Intermediate Government/Corporate Index has broader sector exposure, which is more representative of the fund's diversified holdings.

                    Investment Grade -- Primary Class shares

          YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%):

1990    1991    1992    1993     1994    1995      1996   1997     1998    1999
----    ----    ----    ----     ----    ----      ----   ----     ----    ----

5.80    16.00   6.77    11.22    -4.82   20.14     4.31   10.31    6.99   -0.91

                       DURING THE PAST TEN CALENDAR YEARS:

                                      Quarter Ended          Total Return
                                      -------------          ------------

           Best quarter:              June 30, 1995              6.25%
           Worst quarter:             March 31, 1994            -2.91%

In the following table, average annual total returns for the years ended December 31, 1999, are compared with the Lehman Aggregate Index and the Salomon Brothers Broad Investment-Grade Bond Index.

                                     1 Year          5 Years         10 Years
                                     ------          -------         --------

Investment Grade                     -0.91%           7.94%             7.35%

Lehman Aggregate Index               -0.82%           7.73%             7.70%

Salomon Brothers Broad
Investment-Grade Bond Index          -0.83%           7.74%             7.75%

The  fund  changed  its  comparative  index  from  the  Salomon  Brothers  Broad
Investment-Grade Bond Index to the Lehman Aggregate Index. While these two indices, the most commonly used for diversified core portfolios, have similar duration and sector profiles, the use of the Lehman Aggregate Index as the fund's comparative index is consistent with the indices used by other funds in this prospectus.

                       High Yield -- Primary Class shares

          YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%):

  1995          1996           1997         1998           1999
  ----          ----           ----         ----           ----

  18.01         14.91          15.86        -1.79          8.82


                      DURING THE PAST FIVE CALENDAR YEARS:

                                      Quarter Ended           Total Return
                                      -------------           ------------

           Best quarter:              March 31, 1999              11.34%
           Worst quarter:             September 30, 1998          -9.52%

In the following table, average annual total returns for the years ended December 31, 1999, are compared with the Lehman High Yield Index.

                                  1 Year           5 Years      Life of Class
                                  ------           -------      -------------

High Yield                        8.82%            10.92%         8.62%(a)
Lehman High Yield Index           2.51%             9.31%         7.38%(b)


(a) February 1, 1994 (commencement of operations) to December 31, 1999.

(b) For the period February 28, 1994 to December 31, 1999.

                             Government Money Market

          YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%):


1990    1991    1992    1993     1994     1995    1996     1997    1998    1999
----    ----    ----    ----     ----     ----    ----     ----    ----    ----
7.56    5.87    3.49    2.80     3.66     5.31    4.81     4.86    4.83    4.44


                       DURING THE PAST TEN CALENDAR YEARS:

                                  Quarter Ended          Total Return
                                  -------------          ------------

           Best quarter:          June 30, 1990              1.86%
           Worst quarter:         September 30, 1993         0.68%


       AVERAGE ANNUAL TOTAL RETURNS FOR THE YEARS ENDED DECEMBER 31, 1999:

                            1 Year     5 Years     10 Years     Life of Fund(a)
                            ------     -------     --------     ---------------

Government Money Market     4.44%       4.85%        4.75%         5.08%

(a) January 31, 1989 (commencement of operations) to December 31, 1999.

[GRAPHIC] FEES AND EXPENSES OF THE FUNDS
          ------------------------------

The table below describes the fees and expenses you will incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets so they lower that fund's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees. The funds have no sales charge but are subject to a 12b-1 fee. The funds charge no redemption fees.

                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)
                   -------------------------------------------
                                                                Government
                        Government     Investment      High       Money
                       Intermediate      Grade         Yield      Market

Management fees            0.55%(a)      0.60%(a)      0.65%       0.50%

Distribution and/or
Service (12b-1) fees       0.50%         0.50%         0.50%       0.20%(b)

Other expenses             0.14%         0.21%         0.16%       0.13%
--------------             -----         ------        -----       -----

Total Annual Fund
Operating Expenses         1.19%(a)      1.31%(a)      1.31%       0.83%(b)


(a) Legg Mason Fund Adviser, Inc., as manager, has voluntarily agreed to waive fees so that Primary Class share expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed an annual rate of 1.00% of average daily net assets attributable to Primary Class shares during any month for Government Intermediate or until its net assets reach $500 million, and for Investment Grade, or until its net assets reach $250 million. These voluntary waivers will continue through April 30, 2001, but can be terminated at any time. With these waivers, management fees and total annual fund operating expenses for the fiscal year ended December 31, 1999, were 0.36% and 1.00%, for Government Intermediate and 0.29% and 1.00%, for Investment Grade.

(b) Legg Mason has agreed to waive 0.10% of the 12b-1service fee indefinitely, reducing total expenses from 0.83% to 0.73%.

Example:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown. Actual returns may be higher or lower than 5% per year.

                     1 Year      3 Years      5 Years       10 Years
                     ------      -------      -------       --------

Government
Intermediate         $121        $378         $654           $1,443

Investment Grade     $133        $415         $718           $1,579

High Yield           $133        $415         $718           $1,579

Government
Money Market         $85         $265         $460           $1,025

Under the fee waiver arrangements described above, your costs for the one, three, five and ten year periods would be: $102, $318, $552 and $1,225 for Government Intermediate; $102, $318, $552 and $1,225 for Investment Grade; and $75, $233, $406 and $906 for Government Money Market.

[GRAPHIC] MANAGEMENT
          ----------

Management and Adviser:

Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the funds' manager. LMFA is responsible for the non-investment affairs of the funds, providing office space and administrative staff for the funds and directing all matters related to the operation of the funds. LMFA acts as adviser or manager to investment companies with aggregate assets under management of approximately $18.2 billion as of December 31, 1999.

For its services, each fund paid the manager the following percentage of its average daily net assets for the fiscal year ended December 31, 1999:


           Government Intermediate                     0.36%
           Investment Grade                            0.29%
           High Yield                                  0.65%
           Government Money Market                     0.50%


Western Asset Management Company, 117 East Colorado Boulevard, Pasadena, California 91105, is the funds' investment adviser. The Adviser is responsible for the actual investment management of the funds, which includes making investment decisions and placing orders to buy, sell or hold a particular security. The Adviser acts as investment adviser to investment companies and private accounts with aggregate assets of approximately $52.2 billion as of December 31, 1999. An investment committee has been responsible for the day-to-day management of each fund since its inception.

For its services during the fiscal year ended December 31, 1999, LMFA paid the Adviser a fee, which is calculated daily and payable monthly, at annual rates of each fund's average daily net assets as follows:

       Government                0.20%, not to exceed the fee paid to LMFA
       Intermediate              (after any fee waivers)
       ------------              -----------------------

       Investment Grade          0.24%, or 40% of the fee received by LMFA
       ----------------          -----------------------------------------

       High Yield                0.50%, or 77% of the fee received by LMFA
       ----------                -----------------------------------------

       Government
       Money Market              0.15%, or 30% of the fee received by LMFA
       ------------              -----------------------------------------

Distributor of the funds' shares:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, is the distributor of each fund's shares. Each fund has adopted a plan under Rule 12b-1 that allows it to pay distribution fees and/or shareholder service fees for the sale of its shares and for services provided to shareholders.

Under each plan, Government Intermediate, Investment Grade and High Yield each may pay Legg Mason an annual distribution fee equal to 0.25% of the fund's average daily net assets and an annual service fee, equal to 0.25% of the fund's average daily net assets attributable to Primary Class shares. Government Money Market may pay Legg Mason an annual fee equal to 0.20% of its average daily net assets. However, for Government Money Market, Legg Mason has agreed to waive 0.10% of the 12b-1 service fee indefinitely.

Because these fees are paid out of the funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Legg Mason may enter into agreements with other brokers to sell Primary Class shares of each fund. Legg Mason pays these brokers up to 90% of the distribution and/or shareholder service fee that it receives from a fund for those sales.

LMFA, the Adviser and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

Each class of shares may bear certain differing class specific expenses. Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

[icon] H O W  T O  I N V E S T

To open a regular account or a retirement account, contact a Legg Mason Financial Advisor, Legg Mason Funds Investor Services ("FIS"), or another entity that has entered into an agreement with Legg Mason to sell shares of the fund. The minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100.

Retirement accounts include traditional IRAs, spousal IRAs, Education IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. The investment amount for an Education IRA is $500. Contact your financial adviser, FIS, or other entity offering the funds to discuss which one might be appropriate for you.

Certain investment methods (for example, through certain retirement plans) may be subject to lower minimum initial and additional investments. Arrangements may also be made with some employers and financial institutions for regular automatic monthly investments of $50 or more in shares of the fund. Contact your financial adviser or FIS with any questions regarding your investment options.

Once your account is open, you may use the following methods to purchase shares of the funds:

--------------------------------------------------------------------------------

In Person                 Give your  financial  adviser a check for $100 or more
                          ($500 or more for Government Money Market) payable to the fund.

--------------------------------------------------------------------------------

Mail Mail your check, payable to the fund, for $100 or more ($500 or more for Government Money Market) to your financial adviser or to Legg Mason Funds Investor Services at P.O. Box 17023, Baltimore, MD 21297-0356.

--------------------------------------------------------------------------------
Telephone or Wire         Call your financial  adviser or FIS at  1-800-822-5544
                          to transfer  available cash balances in your brokerage
                          account or to transfer  money from your bank directly.
                          Wire  transfers may be subject to a service  charge by
                          your bank.
--------------------------------------------------------------------------------
Internet or TeleFund      FIS clients may  purchase  shares of the fund  through
                          Legg       Mason's        Internet       site       at
                          http://www.leggmasonfunds.com  or through a  telephone
                          account     management     service    "TeleFund"    at
                          1-877-6-LMFUNDS.
--------------------------------------------------------------------------------
Automatic Investments     Arrangements  may be  made  with  some  employers  and
                          financial  institutions for regular  automatic monthly
                          investments  of $50 or more in shares of the fund. You
                          may  also   reinvest   dividends   from  certain  unit
                          investment trusts in shares of the fund.
--------------------------------------------------------------------------------
Future First Systematic   Contact a Legg  Mason  Financial  Advisor to enroll in
Investment Plan           Legg Mason's Future First Systematic  Investment Plan.
                          Under this plan, you may arrange for automatic monthly
                          investments  in a fund of $50 or  more.  The  transfer
                          agent will transfer funds monthly from your Legg Mason
                          account  or  from  your  checking/savings  account  to
                          purchase shares of the desired fund.
--------------------------------------------------------------------------------

Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.

Navigator Class shares, which are not subject to a Rule 12b-1 fee, are offered through a separate prospectus only to certain investors.

For Government Intermediate, Investment Grade and High Yield:

Purchase orders received by your financial adviser, FIS or other authorized entity before the close of the New York Stock Exchange ("Exchange") (normally 4:00 p.m., Eastern time), will be processed at the fund's net asset value as of the close of the Exchange on that day. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Payment must be made within three business days to Legg Mason.

You will begin to earn dividends as of settlement date, which is normally the third business day after your order is placed with a financial adviser.

For Government Money Market:

Purchase orders received in federal funds form, by either your Legg Mason Financial Adviser, FIS or other authorized entity, on any day that the Exchange is open will be processed as follows:


                           Shares will be purchased
If the purchase order      at the net asset value      Such shares will begin
is received                determined on the           to earn dividends on the
---------------------      ------------------------    ------------------------

before 12:00 noon,              same day                     same day
Eastern time

12:00 noon or after,            same day                     next day
but before 4:00 p.m.,
Eastern time

4:00 p.m. or after,
Eastern time                    next day                     next day

If you do not make payment in federal funds, your order will be processed when payment is converted into federal funds, which is usually completed in two days, but may take up to ten days. Most bank wires are federal funds.

[icon]  H O W  T O  S E L L  Y O U R  S H A R E S

You may use any of the following methods to sell shares of the funds:

--------------------------------------------------------------------------------
Telephone      Call your financial  adviser or FIS at  1-800-822-5544  or entity offering a fund to request a redemption. Please have the following information ready when you call: the name of the fund, the number of shares (or dollar amount) to be redeemed and your shareholder account number.

               Proceeds  will be credited to your  brokerage  account or a check will be sent to you, at your direction, at no charge to you. Wire requests  will be  subject  to a fee of $12.  Be sure  that  your financial adviser has your bank account information on file.
--------------------------------------------------------------------------------
Internet or    FIS clients may request a redemption of fund shares  through Legg
TeleFund       Mason's  Internet site at TeleFund  http://www.leggmasonfunds.com or through TeleFund at 1-877-6-LMFUNDS.
--------------------------------------------------------------------------------
Mail           Send a letter to the fund  requesting  redemption of your shares.
               The letter  should be signed by all of the owners of the  account and,  for  Government  Intermediate,  Investment  Grade  and High
               Yield,  their signatures  guaranteed without  qualification.  For
               Government Money Market, redemption requests for shares valued at
               $10,000  or more or when the  proceeds  are to be paid to someone other than the accountholder will require a signature  guarantee.
               You  may  obtain  a  signature   guarantee  from  most  banks  or
               securities dealers.
--------------------------------------------------------------------------------
Checkwriting The fund offers free checkwriting service. You may write checks (Governmment to anyone in amounts of $500 or more. The fund's transfer agent Money Market will redeem sufficient shares from your account to pay the
only)          checks.  You will continue to earn dividends on your shares until the check  clears at the transfer  agent.  Please do not use your checks to close your account.
--------------------------------------------------------------------------------
Payment for Legg Mason has special redemption procedures for investors who Securities wish to purchase stocks, bonds or other securities at Legg Mason. Purchases at Once you've placed an order for securities, and have not Legg Mason indicated any other payment method, fund shares will be redeemed (Government on the settlement date for the amount due. Fund shares may also
Money Market   be redeemed to cover debit balances in your brokerage account.
only)
--------------------------------------------------------------------------------

The funds will follow reasonable procedures to ensure the validity of any telephone or Internet redemption request, such as requesting identifying information from users or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.


Fund shares will be sold at the next net asset value calculated after your redemption request is received by your financial adviser or FIS.

Redemption orders will be processed promptly. You will generally receive the proceeds within a week. Normally, proceeds from redemption orders from Government Money Market received before 11:00 a.m. Eastern time will be sent that same day. Payment of the proceeds of redemptions of shares that were recently purchased by check or acquired through reinvestment of distributions on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

Additional   documentation  may  be  required  from   corporations,   executors,
partnerships, administrators, trustees or custodians.

Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions established by those entities. You should consult their program literature for further information.

Each fund has reserved the right under certain conditions to redeem its shares in kind by distributing portfolio securities in payment for redemptions.

[GRAPHIC] ACCOUNT POLICIES
          ----------------

Calculation of Net Asset Value:

For Government Intermediate, Investment Grade and High Yield:

Net asset value per Primary Class share is determined daily, as of the close of the Exchange, on every day the Exchange is open. The Exchange is closed on all national holidays and Good Friday. To calculate each fund's Primary Class share price, the fund's assets are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of Primary Class shares outstanding. Each fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Directors. Securities with remaining maturities of 60 days or less are usually valued at amortized cost.


Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the adviser to be the primary market. Each fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

To the extent that a fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the funds' shares.


For Government Money Market:

To calculate the fund's share price, the fund's assets are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of shares outstanding. The fund seeks to maintain a share price of $1.00 per share. The fund is priced twice a day, as of 12:00 noon, Eastern time, and at the close of the Exchange (normally 4:00 p.m., Eastern time), on every day the Exchange is open. Like most other money market funds, the fund normally values its investments using the amortized cost method.

For each fund:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason.

If your account in a fund falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds. A fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

Each fund reserves the right to:

- reject any order for shares or suspend the offering of shares for a period of time.

-  change its minimum investment amounts.

- delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions or excessive trading or during unusual market conditions. Each fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.

[GRAPHIC] SERVICES FOR INVESTORS
          ----------------------

For further information regarding any of the services below, please contact your financial adviser or other entity offering the funds for sale.

Confirmations and Account Statements:

Confirmations will be sent to you after each transaction involving Primary Class shares of Government Intermediate, Investment Grade and High Yield (except a reinvestment of dividends or capital gain distributions and purchases made through the Future First Systematic Investment Plan or through automatic investments).

Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account. Legg Mason will send you statements quarterly if there has been no activity in your account, if you participate in the Future First Systematic Investment Plan, or if you purchase shares through automatic investments.

Systematic Withdrawal Plan:

If you are purchasing or already own shares of a fund with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. You should not purchase shares of the fund when you are participating in the Plan.

Exchange Privilege:

Primary Class shares of the funds may be exchanged for Primary Class shares of any of the other Legg Mason funds, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. In addition, an exchange of a fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

Each fund reserves the right to:

- terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year.

- terminate or modify the exchange privilege after 60 days' notice to shareholders.

Premier Account Status (Government Money Market only):

Legg Mason offers a Premier Asset Management Account, which allows you to combine your fund account with a preferred customer VISA Gold debit card, a Legg Mason brokerage account with margin borrowing availability and unlimited checkwriting with no minimum check amount. Other services include the ability to automatically transfer free credit balances in your brokerage account to your fund account and the automatic redemption of fund shares to offset debit balances in your brokerage account. Legg Mason charges an annual fee for the Premier Account, which is currently $85 for individuals and $100 for corporations and businesses.

[GRAPHIC] DISTRIBUTIONS AND TAXES
          -----------------------

Government Intermediate, Investment Grade and Government Money Market declare any dividends from their net investment income daily and pay them monthly. High Yield declares and pays any such dividends monthly.

Government Intermediate, Investment Grade and High Yield declare and pay dividends from net short-term capital gain and distributions of substantially all net capital gain (the excess of any net long-term capital gain over net short-term capital loss) and, in the case of High Yield, net realized gains from foreign currency transactions after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

Government Money Market does not expect to realize any capital gain or loss; however, if the fund realizes any capital gains, it will pay them at least once every twelve months.

Your dividends and distributions will be automatically reinvested in additional Primary Class shares of the distributing fund unless you elect to receive your dividends and/or distributions in cash. To change your election, you must notify the fund at least 10 days before the next dividend and/or distribution is to be paid. You may also request that your dividends and distributions be reinvested in shares of another eligible Legg Mason fund.

If the postal or other delivery service is unable to deliver your distribution check, your distribution option will automatically be converted to having all dividends and distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and distributions are taxable to most investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional Primary Class shares of the fund. Dividends from investment company taxable income (which includes net investment income and net short-term capital gains) are taxable as ordinary income. Distributions of a fund's net capital gain, if any, will be taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

Each fund's dividend and interest income and gains realized from disposition of foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

A tax statement is sent to each investor at the end of each year detailing the tax status of your distributions.

Each fund will withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Government Intermediate, Investment Grade and High Yield will also withhold 31% of all dividends and capital gain distributions payable to shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[GRAPHIC] FINANCIAL HIGHLIGHTS
          --------------------

The financial highlights table is intended to help you understand each fund's financial performance for the past 5 years. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and distributions. This information has been audited by the funds' independent accountants, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report. The annual report is available upon request by calling toll-free 1-800-822-5544.


                               Investment Operations                               Distributions
                               ---------------------                               -------------

                                          Net Realized
                                         and Unrealized                                                                       Net
               Net Asset       Net       Gain (Loss) on                            In Excess     From Net                    Asset
Years            Value,     Investment    Investments,    Total From    From Net     of Net      Realized                    Value,
Ended          Beginning      Income        Options       Investment   Investment  Investment    Gain on        Total        End of
Dec. 31,        of Year       (Loss)      and Futures     Operations     Income      Income     Investments  Distributions    Year

U.S. Government Intermediate-Term Portfolio


   1999         10.51         $.54A         $ (.59)         (0.05)       $(.54)      $---         $---         $(.54)        $9.92
   1998         10.40          .56A            .11            .67         (.55)      (0.01)        ---          (.56)        10.51
   1997         10.31          .60A            .09            .69         (.59)      (0.01)        ---         (0.60)        10.40
   1996         10.47          .61A          (0.16)           .45         (.60)      (0.01)        ---          (.61)        10.31
   1995          9.72          .57A           0.75           1.32        (0.57)       ---          ---         (0.57)        10.47

Investment Grade Income Portfolio

   1999         10.52        $ .61B         $ (.71)         (0.10)      $ (.61)       $---       ($0.03)       $(.64)        $9.78
   1998         10.59          .60B           0.12           0.72        (0.60)        ---        (0.19)        (.79)        10.52
   1997         10.22          .65B            .37           1.02         (.65)        ---         ---          (.65)        10.59
   1996         10.44          .64B           (.22)           .42         (.64)        ---         ---          (.64)        10.22
   1995          9.27          .65B           1.17           1.82        (0.65)        ---         ---         (0.65)        10.44

High Yield Portfolio

   1999         14.72         1.01           $ .29           1.30       ($1.05)       $---         $--         (1.05)        14.97
   1998         16.29         1.32           (1.56)          (.24)       (1.32)        ---        (0.01)       (1.33)        14.72
   1997         15.37         1.35             .99           2.34        (1.34)        ---        (0.08)       (1.42)        16.29
   1996         14.62         1.33             .76           2.09        (1.34)        ---         ---         (1.34)        15.37
   1995         13.57         1.29            1.05           2.34        (1.29)        ---         ---         (1.29)        14.62

U.S. Government Money Market Portfolio

   1999         $1.00        $ .04          $ Nil            0.04        $(.04)       $---         $---        $(.04)        $1.00
   1998          1.00         0.05           (Nil)           0.05        (0.05)        ---          ---        (0.05)         1.00
   1997          1.00          .05            Nil             .05         (.05)        ---          ---         (.05)         1.00
   1996          1.00          .05            Nil             .05         (.05)        ---          ---         (.05)         1.00
   1995          1.00         0.05            Nil            0.05        (0.05)        ---          ---        (0.05)         1.00



A Net of fees waived by LMFA for expenses in excess of voluntary expense limitations of: 0.9% until April 30, 1995; 0.95% until April 30, 1996; and 1.00% until May 1, 2000. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 1.19%; 1998, 1.20%; 1997, 1.21%; 1996, 1.26%; and
    1995, 1.24%.

B Net of fees waived by LMFA for expenses in excess of voluntary expense limitations of: 0.85% until April 30, 1995; 0.9% until April 30, 1996; and 1.00% until May 1, 2000. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 1.31%; 1998, 1.35%; 1997, 1.39%; 1996, 1.43%; and
    1995, 1.38%.

                            Ratios/Supplemental Data
                            ------------------------

                                            Net
                                         Investment                Net Assets,
Years                        Expenses   Income (Loss) Portfolio      End of
Ended            Total      to Average   to Average    Turnover       Year
Dec. 31,         Return     Net Assets   Net Assets      Rate     (in thousands)
-------          ------     ----------  ------------  ---------    ------------
U.S. Government Intermediate-Term Portfolio

  1999           -0.48%       1.00%A       5.28%A        979%        298,207
  1998            6.56%       1.00%A       5.30%A        356%        352,729
  1997            6.95%       1.00%A       5.84%A        252%        300,952
  1996            4.47%        .98%A       5.91%A        354%        293,846
  1995           13.88%        .93%A       5.59%A        290%        231,886

Investment Grade Income Portfolio

  1999           -0.91%       1.00%B       6.08%B        145%        183,615
  1998            6.99%       1.00%B       5.68%B        279%        169,129
  1997           10.31%       1.00%B       6.28%B        259%        122,100
  1996            4.31%        .97%B       6.42%B        383%         91,928
  1995           20.14%        .88%B       6.49%B        221%         85,633

High Yield Portfolio

  1999            8.82%       1.31%        6.51%          83%        375,099
  1998           -1.79%       1.30%        8.17%         107%        433,947
  1997           15.86%       1.30%        8.60%         116%        382,143
  1996           14.91%       1.35%        9.05%          77%        234,108
  1995           18.01%       1.47%        9.28%          47%        108,417

U.S. Government Money Market Portfolio

  1999            4.44%       0.73%        4.34%          --         379,994
  1998            4.83%        .75%I       4.73%          --         389,466
  1997            4.86%       0.75%        4.77%          --         324,696
  1996            4.81%       0.66%        4.71%          --         325,210
  1995            5.31%       0.67%        5.17%          --         316,646

A Net of fees waived by LMFA for expenses in excess of voluntary expense limitations of: 0.9% until April 30, 1995; 0.95% until April 30, 1996; and 1.00% until May 1, 2000. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 1.19%; 1998, 1.20%; 1997, 1.21%; 1996, 1.26%; and
    1995, 1.24%.

B Net of fees waived by LMFA for expenses in excess of voluntary expense limitations of: 0.85% until April 30, 1995; 0.9% until April 30, 1996; and 1.00% until May 1, 2000. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 1.31%; 1998, 1.35%; 1997, 1.39%; 1996, 1.43%; and
    1995, 1.38%.

Legg Mason Income Trust, Inc.
----------------------------

The following additional information about the funds is available upon request and without charge:

Statement of Additional Information (SAI) - The SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) the prospectus. The SAI provides further information and additional details about each fund and its policies.

Annual and Semi-Annual Reports - Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

To request the SAI or any reports to shareholders, or to obtain more information:

- call  toll-free 1-800-822-5544
- visit us on the Internet via http://www.leggmasonfunds.com
- write  to us at: Legg Mason Wood Walker, Incorporated
                   100 Light Street, P.O. Box 1476
                   Baltimore, Maryland 21203-1476

Information about the funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the Edgar database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549- 0102.

LMF-025                                                SEC file number 811-5029

NAVIGATOR TAXABLE INCOME FUNDS:
------------------------------
NAVIGATOR CLASS OF LEGG MASON U.S. GOVERNMENT
     INTERMEDIATE-TERM PORTFOLIO
NAVIGATOR CLASS OF LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO
NAVIGATOR CLASS OF LEGG MASON HIGH YIELD PORTFOLIO






                    NAVIGATOR CLASS PROSPECTUS April 28, 2000




                                     [LOGO]

                            The Art of Investing (SM)




        As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

T A B LE   O F   C O N T E N T S

A b o u t   t h e  f u n d s:

          2       Investment Objectives

          6       Principal Risks

          8       Performance

         11       Fees and Expenses of the funds

         13       Management


A b o u t  y o u r  i n v e s t m e n t:

         14       How to invest

         15       How to sell your shares

         16       Account policies

         17       Services for investors

         18       Distributions and taxes

         19       Financial Highlights

             LEGG MASON INCOME TRUST, INC.
[GRAPHIC]
             INVESTMENT OBJECTIVES
             ---------------------

             The Legg Mason Income Trust, Inc. offers four series, three of which are offered through this prospectus: Legg Mason U.S. Government Intermediate-Term Portfolio ("Government Intermediate"), Legg Mason Investment Grade Income Portfolio ("Investment Grade") and Legg Mason High Yield Portfolio ("High Yield").

             Western Asset Management Company ("Western Asset" or "Adviser") is the funds' investment adviser. Western Asset's approach in managing these four funds revolves around an investment outlook developed by its Investment Strategy Group, a team of senior professionals that meets at least twice a week to review developments in the economy and the markets. Based on their consensus view of the economic outlook for the following six months, this group arrives at a recommended portfolio structure, including targets for duration, yield curve exposure, and sector allocation. Western Asset's Portfolio Management Group implements the strategy in a manner consistent with the investment policies of each fund, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities. Each fund is managed in accordance with the investment objective and policies described below.

             U. S. Government Intermediate-Term Portfolio

             Investment objective: high current income consistent with prudent investment risk and liquidity needs.

             Principal investment strategies:

             Under  normal  circumstances,  the fund invests at least 75% of its total assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements secured by such securities. Investments in mortgage-related securities issued by governmental or government-related entities are included in the 75% limitation.

             The balance of the fund, up to 25% of its total assets, may be invested in commercial paper and investment grade debt securities rated within one of the four highest grades assigned by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or unrated securities judged by the Adviser to be of comparable quality.

             Although it can invest in securities of any maturity, the fund normally expects to maintain a dollar-weighted average maturity of between three and ten years.

             For temporary defensive purposes or pending investment, the fund may invest without limit in cash and U.S. dollar denominated money market instruments, including repurchase agreements, having shorter than usual maturities. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective.

             Investment Grade Income Portfolio

             Investment   objective:   high  level  of  current  income  through
             investment in a diversified portfolio of debt securities.

             Principal investment strategies:

             The fund invests primarily in fixed-income securities that the Adviser considers to be investment grade. Although the fund can invest in securities of any maturity, it normally expects to maintain a dollar-weighted average maturity of between five and twenty years.

             The fund invests,  under normal circumstances,  at least 75% of its
             total  assets  in  the   following   types  of   investment   grade
             fixed-income securities:

             o debt securities that are rated at the time of purchase within the four highest grades assigned by a NRSRO, or judged by the Adviser to be of comparable quality;

             o securities of, or guaranteed by, the U.S. Government, it agencies or instrumentalities;

             o commercial  paper and other  money  market  instruments  that are rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's at the date of investment, or if unrated by Moody's or S&P, judged by the Adviser to have investment quality comparable to securities that may be purchased under the first item above; bank certificates of deposit; and bankers' acceptances; and

             o preferred stocks (including step down preferred securities) rated no lower than Baa by Moody's or, if unrated by Moody's, judged by the Adviser to be of comparable quality.

             The remainder of the fund's assets, not in excess of 25% of its total assets, may be invested in:

             o debt securities of issuers that are rated at the time of purchase below Moody's and S&P's four highest grades, but rated B or better by Moody's or S&P, or if unrated by Moody's or S&P, judged by the Adviser to be of comparable quality; and

             o securities that may be convertible  into or exchangeable  for, or
               carry  warrants  to  purchase,   common  stock  or  other  equity
               interests.

             Securities purchased by the fund may be privately placed. For temporary defensive purposes or pending investment, the fund may invest without limit in cash or U. S. dollar denominated money market instruments, having shorter than usual maturities. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective.

             High Yield Portfolio

             Investment  objectives:   high  current  income  and,  secondarily,
             capital appreciation.

             Principal investment strategies:

             The Adviser, under normal circumstances, invests at least 65% of the fund's total assets in high yield, fixed-income securities, including those commonly known as "junk bonds." Such securities include, but are not limited to: foreign and domestic debt securities of corporations and other issuers, preferred stocks, convertible securities, zero coupon securities, deferred interest securities, mortgage-backed securities, asset-backed securities, commercial paper and obligations issued or guaranteed by foreign governments or any of their respective political subdivisions, agencies or instrumentalities, including repurchase agreements secured by such instruments. Most fixed-income securities in which the fund invests are rated BBB or lower by S&P or Baa or lower by Moody's, or are unrated but deemed by the Adviser to be of equivalent quality.

             The fund's remaining assets may be held in cash or money market instruments, or invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the fund or are acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. The remaining assets may also be invested in fixed-income securities rated above BBB by S&P or Baa by Moody's, securities comparably rated by another NRSRO, or deemed by the Adviser to be of equivalent quality.

             The fund may invest up to 25% of its total assets in private placements and securities which, though not registered at the time of their initial sale, are issued with registration rights. This limitation does not apply to securities purchased pursuant to Rule 144A.

             The fund may invest up to 25% of its total assets in securities denominated in foreign currencies, including securities of issuers based in emerging markets.

             For temporary defensive purposes or pending investment, the fund may invest without limit in cash or U.S. dollar denominated money market instruments, having shorter than normal maturities. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective.

             PRINCIPAL RISKS
             ---------------
[GRAPHIC]
             In general:

             There is no guarantee that any fund will achieve its objective. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investors can lose money by investing in the funds.

             Debt securities:

             Debt securities are subject to interest rate risk, which is the possibility that the market prices of the fund's investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the effect on its value when rates change.

             Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

             Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the organizations issuing them and are not absolute guarantees as to quality.

             Moody's considers debt securities rated Baa to have speculative characteristics. Debt securities rated below Baa/BBB are deemed by the ratings agencies to be speculative and may involve major risk of exposure to adverse conditions. High Yield may invest in securities rated as low as C by Moody's or D by S&P. These ratings indicate that the securities are highly speculative and may be in default or in danger of default as to principal and interest. Therefore, High Yield is subject to credit risk to a greater extent than the other funds.

             Not all government securities are backed by the full faith and credit of the United States. Some are backed only by the credit of the issuing agency or instrumentality. Accordingly, there is at least a chance of default on these securities.

             Call risk:

             Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

             Special risks of high yield securities:

             Securities rated below Baa/BBB are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer, than are higher rated securities. These securities may be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price. These securities constitute the primary focus of High Yield. Investment Grade can invest in these securities to a limited extent.

             Special risks of mortgage-backed securities:

             Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. The effect on a fund's return is similar to that discussed above for call risk.

             When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities.

             Other risks:

             The use of certain derivatives to hedge interest rate or other risks could affect fund performance if the derivatives do not perform as expected.

             The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. In general, less information is publicly available about foreign companies than about U.S. companies. Some foreign governments have defaulted on principal and interest payments.

             The investment strategies employed by the funds often involve high turnover rates. This results in higher trading costs and could cause higher levels of realized capital gains.

[GRAPHIC] PERFORMANCE
          -----------

The information below provides an indication of the risks of investing in a fund by showing changes in each fund's performance from year to year. Government Intermediate, Investment Grade and High Yield currently offer two classes of shares: Primary Class shares and Navigator Class shares. The returns presented for High Yield are for Primary Class shares, which are not offered in this prospectus. Navigator Class and Primary Class shares are invested in the same portfolio of securities, and the annual returns for each class of shares would differ only to the extent that the Navigator Class would pay lower expenses, and therefore would have higher returns. Each class is subject to different expenses. Annual returns assume reinvestment of dividends and distributions. Historical performance of a fund does not necessarily indicate what will happen in the future.

                Government Intermediate -- Navigator Class shares

          YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%):


            1995        1996        1997         1998        1999
            ----        ----        ----         ----        ----

            14.45       5.09        7.45         7.16        0.04

                      DURING THE PAST FIVE CALENDAR YEARS:

                          Quarter Ended           Total Return
                          -------------           ------------

    Best quarter:         March 31, 1999             5.65%
    Worst quarter:        June 30, 1999              1.00%

In the following table, average annual total returns for the years ended December 31, 1999, are compared with the Lehman Intermediate Government/Corporate Index and the Salomon Brothers Medium-Term Treasury/Government Sponsored Index.

                                   1 Year         5 Years     Life of Class
                                   ------         -------     -------------

Government Intermediate-
           Navigator Class          0.04%         6.74%          6.73%(a)

Lehman Intermediate
Government/Corporate Index         -2.15%         7.61%          7.61%(b)

Salomon Brothers Medium-Term
Treasury/Government-Sponsored
Index                               0.49%         6.95%           .69%(b)

The fund changed its comparative index from the Salomon Brothers Medium-Term Treasury/Government-Sponsored Index to the Lehman Intermediate Government/Corporate Index. While the duration of the two indices is similar, the Lehman Intermediate Government/Corporate Index has broader sector exposure, which is more representative of the fund's diversified holdings.

(a) December 1, 1994 (commencement of operations) to December 31, 1999.

(b) For the period November 30, 1994 to December 31, 1999.

                   Investment Grade -- Navigator Class shares

          YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%):



             1996        1997        1998         1999
             ----        ----        ----         ----

             4.88        10.95       7.57         -0.33

                      DURING THE PAST FOUR CALENDAR YEARS:

                                Quarter Ended           Total Return
                                -------------           ------------

             Best quarter:      June 30, 1997              4.18%

             Worst quarter:     March 31, 1996             1.41%

             In the following table, average annual total returns for the years ended December 31, 1999, are compared with the Lehman Aggregate Index and the Salomon Brothers Broad Investment-Grade Bond Index.

                                                  1 Year      Life of Class
                                                  ------      -------------

             Investment Grade Income Portfolio    -0.33%       6.00%   (a)

             Lehman Aggregate Index               -0.82%       5.45%   (b)

             Salomon Brothers Broad               -0.83%       5.43%   (b)
             Investment-Grade Bond Index

             The fund changed its comparative index from the Salomon Brothers Broad Investment-Grade Bond Index to the Lehman Aggregate Index. While these two indices, the most commonly used for diversified core portfolios, have similar duration and sector profiles, the use of the Lehman Aggregate Index as the fund's comparative index is consistent with the indices used by other funds in this prospectus.

             (a) December 1, 1995  (commencement  of operations) to December 31,
                 1999.

             (b) For the period November 30, 1995 to December 31, 1999.

                       High Yield -- Primary Class shares

          YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%):


               1995        1996       1997        1998       1999
               ----        ----       ----        ----       ----

               18.01       14.91      15.86      -1.79       8.82

                      DURING THE PAST FIVE CALENDAR YEARS:

                                    Quarter Ended            Total Return
                                    -------------            ------------

             Best quarter:          March 31, 1999             11.34%
             Worst quarter:         September 30, 1998         -9.52%

             In the following table, average annual total returns as of December 31, 1999, are compared with the Lehman High Yield Index.

                                          1 Year       5 Years    Life of Class
                                          ------       -------    -------------

             High Yield--Primary Class      8.82%       10.92%       8.62%(a)
             Lehman High Yield Index        2.51%        9.31%       7.38%(b)

             (a) February 1, 1994  (commencement  of operations) to December 31,
                 1999.

             (b) For the period February 28, 1994 to December 31, 1999.

[GRAPHIC] FEES AND EXPENSES OF THE FUNDS
          ------------------------------

          The table below describes the fees and expenses you will incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets so they lower that fund's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees. The funds have no sales charge and are not subject to a 12b-1 fee. The funds charge no redemption fees.

                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)
                   -------------------------------------------

                                   Government      Investment        High
                                  Intermediate       Grade           Yield

          Management fees            0.55%(a)        0.60%(a)        0.65%

          Other expenses             0.11%           0.17%           0.17%
          --------------             -----           -----           -----

          Total Annual Fund
          Operating Expenses         0.66%           0.77%           0.82%


          (a)Legg Mason Fund Adviser, Inc., as manager, has voluntarily agreed to waive fees so that Navigator Class share expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed .50% of average daily net assets attributable to Navigator Class shares during any month for Government Intermediate or until its net assets reach $500 million, and for Investment Grade, or until its net assets reach $250 million. These voluntary waivers will continue through April 30, 2001, but can be terminated at any time. With these waivers, management fees and total annual fund operating expenses for the fiscal year ended December 31, 1999, were 0.36% and 0.46% for Government Intermediate, and 0.29% and 0.42% for Investment Grade.

             Example:

             This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown. Actual returns may be higher or lower than 5% per year.

                                 1 Year      3 Years     5 Years     10 Years
                                 ------      -------     -------     --------
             Government
             Intermediate        $67         $211        $368        $  822
             Investment Grade    $79         $246        $428        $  954
             High Yield          $84         $262        $455        $1,014

             Under the fee waiver arrangements described above, your costs for the one, three, five and ten year periods would be: $51, $160, $280 and $628 for Government Intermediate, and $51, $160, $280, and $628 for Investment Grade.

[icon]  M A N A G E M E N T
        -------------------

Management and Adviser:

Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the manager of the funds. LMFA is responsible for the non-investment affairs of the funds, providing office space and administrative staff for the funds and directing all matters related to the operation of the funds.

LMFA acts as adviser or manager to investment companies with aggregate assets of approximately $18.2 billion as of December 31, 1999.

For it services, each fund paid the manager the following percentage of its average daily net assets during the fiscal year ended December 31, 1999:

Government Intermediate    0.36%
Investment Grade           0.29%
High Yield                 0.65%

Western Asset Management Company, 117 East Colorado Boulevard Pasadena, California 91105, is the funds' investment adviser. The adviser is responsible for the actual investment management of the funds, which includes making investment decisions and placing orders to buy, sell or hold a particular security. The adviser acts as investment adviser to investment companies and private accounts with aggregate assets of about $52.5 billion as of December 31, 1999. An investment committee has been responsible for the day-to-day management of each fund since its inception.

For its services during the fiscal year ended December 31, 1999, LMFA paid the Adviser a fee, which is calculated daily and payable monthly, at annual rates of each fund's average daily net assets as follows:

--------------------------------------------------------------------------------
Government Intermediate      0.20%,  not to exceed  the fee paid to LMFA  (after
                             any fee waivers)
--------------------------------------------------------------------------------
Investment Grade             0.24%, or 40% of the fee received by LMFA
--------------------------------------------------------------------------------
High Yield                   0.50%, or 77% of the fee received by LMFA
--------------------------------------------------------------------------------

Distributor of the funds' shares:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes the funds' shares under an Underwriting Agreement. Each Underwriting Agreement obligates Legg Mason to pay certain expenses for offering fund shares, including compensation to financial advisors, the printing and distribution of prospectuses, statements of additional information and shareholder reports (after these have been printed and mailed to existing shareholders at the funds' expense), supplementary sales literature and advertising materials.

Legg Mason and LMFA may pay non-affiliated entities out of their own assets to support the distribution of Navigator Class shares and shareholder servicing.

LMFA, the Adviser, and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[icon]  H O W  T O  I N V E S T

Navigator Shares are currently offered for sale only to:

     o Institutional Clients of Legg Mason Trust, fsb, for which they exercise discretionary investment management responsibility and accounts of the customers with such Institutional Clients ("Customers").

     o Qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million.

     o   Any  qualified  retirement  plan  having  net  assets of at least  $300 million.

     o Clients of Bartlett & Co. who, as of December 19, 1996, were shareholders of Bartlett Short Term Bond Fund or Bartlett Fixed Income Fund and for whom Bartlett acts as an ERISA fiduciary.

     o Any qualified retirement plan of Legg Mason, Inc. or of any of its affiliates.

     o Certain institutions who were clients of Fairfield Group, Inc. as of February 28, 1999, for investment of their own monies and monies for which they act in a fiduciary capacity.

     o Any open-end management investment company advised or managed by LMFA or by any person controlling, controlled by, or under common control with LMFA.

Eligible investors may purchase Navigator Shares through a brokerage account at Legg Mason. The minimum initial investment is $50,000 and the minimum for each purchase of additional shares is $100, except as noted below. Institutional Clients may set different minimums for their Customers' investments in accounts invested in Navigator Shares.

Customers of certain Institutional Clients that have omnibus accounts with the funds' transfer agent can purchase shares through those Institutions. The distributor may pay such Institutional Clients for account servicing. Institutional Clients may charge their Customers for services provided in connection with the purchase and redemption of shares. Information concerning these services and any applicable charges will be provided by the Institutional Clients. This Prospectus should by read by Customers in connection with any such information received by Institutional Clients. Any such fees, charges or requirements imposed by Institutional Clients will be in addition to the fees and requirements of this Prospectus.

Certain institutions that have agreements with Legg Mason or the funds may be authorized to accept purchase and redemption orders on their behalf. Once the authorized institution accepts the order, you will receive the next determined net asset value. You should consult with your institution to determine the time by which it must receive your order to get that day's share price. It is the institution's responsibility to transmit your order to the fund in a timely fashion.

Purchase orders received by your financial adviser, FIS or other authorized entity before the close of the New York Stock Exchange ("Exchange") (normally 4:00 p.m., Eastern time) will be processed at the fund's net asset value as of the close of the Exchange on that day. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day. Payment must be made within three business days to the selling organization.

You will begin to earn dividends as of settlement date, which is normally the third business day after your order is placed.

[icon] H O W  T O  S E L L  Y O U R  S H A R E S

To redeem your shares by telephone:

o Legg Mason clients may call 1-800-822-5544

Please have available the number of shares (or dollar amount) to be redeemed and the account number.

The fund will follow reasonable procedures to ensure the validity of any telephone redemption request, such as requesting identifying information from callers or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.

Customers  of   Institutional   Clients  may  redeem  only  in  accordance  with
instructions and limitations pertaining to their account at the Institution.

Redemption orders received by Legg Mason before the close of the Exchange will be transmitted to the funds' transfer agent. Your order will receive that day's net asset value. Redemption orders received by Legg Mason after the close of the Exchange will receive the closing net asset value on the next day the Exchange is open.

Your order will be processed promptly and you will generally receive the proceeds by mail to the name and address on the account registration within a week. You may also have your telephone redemption requests paid by a direct wire to a previously designated domestic commercial bank account

Payment of the proceeds of redemptions of shares that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

Each fund has reserved the right under certain conditions to redeem its shares in kind by distributing portfolio securities in payment for redemption.

[icon]  A C C O U N T   P O L I C I E S

Calculation of Net Asset Value:

Net asset value per Navigator Class share is determined daily as of the close of the New York Stock Exchange on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate the fund's Navigator Class share price, the fund's assets attributable to Navigator Class shares are valued and totaled, liabilities attributable to Navigator Class shares are subtracted, and the resulting net assets are divided by the number of Navigator Class shares outstanding. Each fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under procedures established by the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost.

Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the funds' adviser to be the primary market. The fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

To the extent that a fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or its affiliates.

Each fund reserves the right to:

o Reject any order for shares or suspend the offering of shares for a period of time.

o    Change its minimum investment amounts.

o Delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. Each fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.

[icon] S E R V I C E S  F O R  I N V E S T O R S

Confirmations and Account Statements:

Confirmations will be sent to Institutional Clients after each transaction involving Navigator Class shares which will include the total number of shares being held in safekeeping by the transfer agent. The transfer agent will send confirmations of each purchase and redemption transaction (except a reinvestment of dividends or capital gain distributions). Beneficial ownership of shares by Customer accounts will be recorded by the Institutional Client and reflected in their regular account statements.

Exchange Privilege:

Navigator Class shares of a fund may be exchanged for Navigator Shares of any of the other Legg Mason funds or the Legg Mason Cash Reserve Trust, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. In addition, an exchange of a fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

Each fund reserves the right to:

o Terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from a fund in one calendar year.

o Terminate or modify the exchange privilege after 60 days' notice to shareholders.

Some Institutional Clients may not offer all of the Navigator Funds for exchange.

[icon] D I S T R I B U T I O N S   A N D   T A X E S

Government Intermediate and Investment Grade each declare any dividends from its net investment income daily and pays them monthly. High Yield declares and pays any dividends monthly.

Each fund declares and pays dividends from net short-term capital gain and distributions of substantially all net capital gain (the excess of any net long-term capital gain over net short-term capital loss) and, in the case of High Yield, net realized gains from foreign currency transactions after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

Your dividends and other distributions will be automatically reinvested in additional Navigator Class shares of the fund, unless you elect to receive them in cash. To change your election, you must notify the fund at least 10 days before the next dividend and/or other distribution is to be paid. You may also request that your dividends and distributions be reinvested in Navigator Class shares of another Legg Mason fund.

If the postal or other delivery service is unable to deliver your distribution check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional Navigator Class shares of the fund. Dividends from investment company taxable income (which includes net investment income and net short-term capital gains) are taxable as ordinary income. Distributions of a fund's net capital gain, if any, will be taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

Each fund's dividend and interest income, and gains realized from disposition of foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

A tax statement is sent to you at the end of each year detailing the tax status of your distributions.

Each fund will withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund will also withhold 31% of all dividends and capital gain distributions payable to shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[icon]  F I N A N C I A L  H I G H L I G H T S

The financial highlights table is intended to help you understand each fund's financial performance for the past 5 years. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and distributions. This information has been audited by the funds' independent accountants, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report. The annual report is available upon request by calling toll-free 1-800-822-5544.

                                 Investment Operations                                        Distributions
                                 ---------------------                                        -------------

                                            Net Realized
                                            and Unrealized
                      Net Asset     Net     Gain (Loss) on                          In Excess   From Net                  Net Asset
                        Value,   Investment   Investments,  Total From   From Net    of Net     Realized                   Value,
                      Beginning   Income       Options      Investment   Investment Investment   Gain on        Total      End of
                       of Year    (Loss)     and Futures    Operations    Income      Income   Investments  Distributions   Year
                      ---------  ----------  -----------    ----------   ----------  --------  -----------  -------------  -------

U.S. Government
Intermediate-Term
Portfolio
Years Ended Dec. 31,

1999                    $10.51    $.59A       ($0.59)        $ ---        $(.59)       $---        $---         $(.59)       $9.92
1998                     10.40     .61A          .11           .72         (.60)      -0.01         ---          (.61)       10.51
1997                     10.31     .65A          .09           .74         (.64)      -0.01         ---          (.65)       10.4
1996                     10.47     .67A         (.16)          .51         (.66)      -0.01         ---          (.67        10.31
1995                      9.72     .62A         0.75          1.37        -0.62        ---          ---         -0.62        10.47

Investment Grade
Income Portfolio
Years Ended Dec. 31,

1999                    $10.52    $.66B       ($0.70)        $(.04)       $(.66)       $---        $(.03)       $(.69)       $9.79
1998                     10.59     .66B          .12          0.78        -0.66         ---        -0.19         (.85)       10.52
1997                     10.22     .71B          .37          1.08         (.71)        ---          ---         (.71)       10.59
1996                     10.44     .70B         (.22)          .48         (.70)        ---          ---         (.70)       10.22
1995C                    10.32     .03B         0.12          0.15        -0.03         ---          ---         0.03        10.44


High Yield Portfolio

Period From March 8
  to Dec. 31, 1999      $15.98    $0.89       ($0.92)       ($0.03)       $(.98)       $---         $---        $(.98)       14.97
Period Ended
  January 28, 1999       14.67     0.08         0.72          0.8         $(.04)       $---         $---        $(.04)       15.43
Period Ended
  Dec. 31, 1998F         16.85     0.86       ($1.98)       ($1.12)      ($1.05)       $---        ($0.01)     ($1.06)       14.67



A Net of fees waived by LMFA for expenses in excess of voluntary limitations of: 0.4% until April 30, 1995; 0.45% until April 30, 1996; and 0.50% until
     May 1, 1999. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, .66%; 1998, .65%; 1997, .66%; 1996, .69% and 1995, .74%.

B Net of fees waived by LMFA for expenses in excess of voluntary limitations of: 0.4% until April 30, 1996, and 0.50% until May 1, 1999. If no fees had been waived by LMFA, the annualized ratio of expenses to the average daily net assets for each period would have been as follows: 1999, .77%; 1998, .80%; 1997, .82%; 1996, .88%; and 1995, .82%.

C For the period December 1, 1995 (commencement of sale of Navigator Class shares) to December 31, 1995.

D    Not annualized.

E    Annualized.

F For the period May 5, 1998 (commencement of sale of Navigator Class shares) to December 31, 1998.

                            Ratios/Supplemental Data
                            ------------------------

                                                Net
                                             Investment
                                Expenses   Income(Loss)  Portfolio  Net Assets,
                      Total    to Average   to Average   Turnover   End of Year
                      Return   Net Assets   Net Assets     Rate   (in thousands)
                      ------   ----------   ----------   --------  ------------
U.S Government
Intermediate-Term
Portfolio
Years Ended Dec.31,

1999                  0.0004      .47%A        5.84%A         979%      9,076
1998                  0.0716      .46%A        5.85%A         356%      7,340
1997                  0.0745      .45%A        6.40%A         252%      7,914
1996                  0.0509      .42%A        6.47%A         354%      8,082
1995                  0.1445      .44%A        6.08%A         290%      4,184

Investment Grade
Income Portfolio
Years Ended Dec.31,

1999                 -0.33%       .46%B        6.59%B         145%      $238
1998                  0.0757      .45%B        6.24%B         279%       255
1997                  0.1095      .43%B        6.87%B         259%       252
1996                  0.0488      .41%B        6.99%B         383%       243
1995C                 1.42%D      .40%B,E      6.73%B,E       221%E      249


High Yield Portfolio

Period From March 8
  to Dec. 31, 1999    (.20)%D     .82%E        7.19%E          78%E      $673
Period Ended
  January 28, 1999    5.47%D      .81%E        7.17%E         116%E      $  0
Period Ended
  Dec. 31, 1998F     (6.91)%D     .79%E        8.68%E         107%E      $ 65

A Net of fees waived by LMFA for expenses in excess of voluntary limitations of: 0.4% until April 30, 1995; 0.45% until April 30, 1996; and 0.50% until
     May 1, 1999. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, .66%; 1998, .65%; 1997, .66%; 1996, .69% and 1995, .74%.

B Net of fees waived by LMFA for expenses in excess of voluntary limitations of: 0.4% until April 30, 1996, and 0.50% until May 1, 1999. If no fees had been waived by LMFA, the annualized ratio of expenses to the average daily net assets for each period would have been as follows: 1999, .77%; 1998, .80%; 1997, .82%; 1996, .88%; and 1995, .82%.

C For the period December 1, 1995 (commencement of sale of Navigator Class shares) to December 31, 1995.

D    Not annualized.

E    Annualized.

F For the period May 5, 1998 (commencement of sale of Navigator Class shares) to December 31, 1998.

L e g g  M a s o n  I n c o m e  T r u s t,  I n c.

The following additional information about the funds is available upon request and without charge:

Statement of Additional Information (SAI) - The SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) this prospectus. The SAI provides additional details about each fund and its policies.

Annual and Semi-annual Reports - Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

To request the SAI or any reports to shareholders, or to obtain more information:

o        call toll-free 1-800-822-5544
o        visit us on the Internet via http://www.leggmasonfunds.com
o        write to us at:   Legg Mason Wood Walker, Incorporated
                           100 Light Street, P.O. Box 1476
                           Baltimore, Maryland 21203-1476

Information about the funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing the SEC's, Public Reference Section, Washington, D.C. 20549-0102.


LMF-160                                                SEC file number 811-5029